UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

CATERPILLAR FINANCIAL SERVICES CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-11241	37-1105865
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2120 West End Avenue, Nashville, Tennessee		37203-0001
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (615) 341-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Medium-Term Notes, Series H, 3.300% Notes Due 2024	CAT/24	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Caterpillar Financial Services Corporation (the “Company”) is providing the disclosure below and supplementing the risk factors described in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “Form 10-K”) with the following risk factor. The information in this report on Form 8-K should be read in conjunction with the risk factors described in the Form 10-K and the information under “Cautionary Statement Regarding Forward-Looking Statements” in the Form 10-K.

The recent global coronavirus pandemic has led to periods of significant volatility in financial and other markets and could harm our business and results of operations.

The COVID-19 pandemic has led to periods of significant volatility in the global economy and in financial, commodity and global capital markets and could affect demand for Caterpillar products, related supply, production and distribution chains and/or our financing and the financial health and credit risk associated with our customers. Ongoing volatility could negatively affect our cost of and access to capital and could have an adverse impact on our customers. In addition, Caterpillar recently announced that the continued spread of the COVID-19 pandemic is starting to impact its supply chain and it is temporarily suspending operations at certain facilities. Caterpillar indicated that it will continue to monitor the situation and may suspend operations at additional facilities as the situation warrants. Caterpillar also announced that it was withdrawing its financial outlook for 2020. Recent actions by US federal, state and foreign governments to address the pandemic may also have a significant adverse effect on the markets in which we conduct our business.  The extent of the impacts resulting from the COVID-19 pandemic and other events beyond our control will depend on future developments, which are highly uncertain at this time, including new information that may emerge concerning the spread of the pandemic and actions taken to contain the coronavirus or its impact, among others.

The occurrence, continuation or escalation of one or more of these developments may significantly negatively impact our business, results of operations and financial condition.  Additional risks in Item 1A of our Form 10-K that may be impacted by these developments include “Risk Factors—Financial Risks,” “Risk Factors—Macroeconomic Risks” and “Risk Factors—Operational Risks—The success of our business depends upon the demand for Caterpillar’s products.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CATERPILLAR FINANCIAL SERVICES CORPORATION

Date: March 30, 2020	By:	/s/ Michael G. Sposato
Michael G. Sposato
Secretary